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                                                                    Exhibit 32.2

                        Horace Mann Educators Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Horace Mann Educators Corporation (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
H. Heckman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ Peter H. Heckman
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Peter H. Heckman
Chief Financial Officer

Date: March 15, 2004
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      A signed original of this written statement required by Section 906 has been provided to Horace Mann Educators Corporation and will be retained by Horace Mann Educators Corporation and furnished to the
         Securities and Exchange Commission or its staff upon request.